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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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Capstead Mortgage Corporation

(Name of Registrant as Specified In Its Charter)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held April 21, 2005

To the stockholders of
CAPSTEAD MORTGAGE CORPORATION:

     The annual meeting of stockholders of Capstead Mortgage Corporation, a Maryland corporation, will be held at the DoubleTree Hotel, 8250 North Central Expressway, Dallas, Texas on Thursday, April 21, 2005 beginning at 9:00 a.m., Central time, for the following purposes:

(i)	To elect six directors to hold office until the next annual meeting of stockholders and until their successors are elected and qualified;

(ii)	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2005; and

(iii)	To transact any other business that may properly come before the annual meeting of stockholders or any adjournment of the annual meeting.

YOUR VOTE IS IMPORTANT

Stockholders of record at the close of business on February 16, 2005 will be entitled to notice of and to vote at the annual meeting of stockholders. It is important that your shares be represented at the annual meeting of stockholders regardless of the size of your holdings. Whether or not you plan to attend the annual meeting of stockholders in person, please vote your shares as promptly as possible by telephone, via the Internet, or by signing, dating and returning the enclosed proxy card. Voting promptly saves us the expense of a second mailing, and voting by the Internet or telephone helps reduce postage and proxy tabulation costs. See the “Voting” section of this proxy statement for a description of voting methods.

PLEASE DO NOT MAIL YOUR PROXY CARD IF YOU VOTE BY INTERNET OR TELEPHONE.

By order of the board of directors,

Phillip A. Reinsch
Secretary

8401 North Central Expressway, Suite 800
Dallas, Texas 75225-4410
March 11, 2005

PROXY STATEMENT
FORWARD-LOOKING STATEMENTS
GENERAL INFORMATION ABOUT VOTING
PROPOSAL NUMBER ONE – ELECTION OF DIRECTORS
BOARD OF DIRECTORS AND COMMITTEE MEMBERSHIP
OUR CORPORATE GOVERNANCE PRINCIPLES
OTHER GOVERNANCE INFORMATION
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
EQUITY COMPENSATION PLANS
COMPENSATION COMMITTEE
COMPENSATION COMMITTEE REPORT
PERFORMANCE GRAPH
AUDIT COMMITTEE
AUDIT COMMITTEE REPORT
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
PROPOSAL NUMBER TWO – RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OTHER MATTERS
ADDITIONAL INFORMATION

CAPSTEAD MORTGAGE CORPORATION
8401 North Central Expressway, Suite 800
Dallas, Texas 75225-4410

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
To Be Held April 21, 2005

     This proxy statement, together with the enclosed proxy, is solicited by and on behalf of the board of directors of Capstead Mortgage Corporation, a Maryland corporation, for use at the annual meeting of stockholders to be held on April 21, 2005 at the DoubleTree Hotel, 8250 North Central Expressway, Dallas, Texas beginning at 9:00 a.m., Central time. The board of directors is requesting you to allow your shares to be represented and voted at the annual meeting by the proxies named on the enclosed proxy card. “We,” “our,” “us,” and “Capstead” each refers to Capstead Mortgage Corporation. This proxy statement and accompanying proxy will first be mailed to stockholders on or about March 11, 2005.

     At the annual meeting of stockholders, action will be taken (i) to elect six directors to hold office until the next annual meeting of stockholders and until their successors are elected and qualified; (ii) to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2005; and (iii) to transact any other business that may properly come before the annual meeting of stockholders or any adjournment of the annual meeting.

FORWARD-LOOKING STATEMENTS

     This document contains “forward-looking statements” (within the meaning of the Private Securities Litigation Reform Act of 1995) that inherently involve risks and uncertainties. Our actual results and liquidity can differ materially from those anticipated in these forward-looking statements because of changes in the level and composition of our investments and unforeseen factors. Relative to our investments in financial assets, these factors may include, but are not limited to, changes in general economic conditions, the availability of suitable investments from both an investment return and regulatory perspective, fluctuations in, and market expectations for fluctuations in, interest rates and levels of mortgage prepayments, deterioration in credit quality and ratings, the effectiveness of risk management strategies, the impact of leverage, liquidity of secondary markets and credit markets, increases in costs and other general competitive factors. Relative to direct investments in real estate, these factors may include, but are not limited to, lessee performance under lease agreements, changes in general as well as local economic conditions and real estate markets, increases in competition and inflationary pressures, changes in the tax and regulatory environment including zoning and environmental laws, uninsured losses or losses in excess of insurance limits and the availability of adequate insurance coverage at reasonable costs.

GENERAL INFORMATION ABOUT VOTING

Solicitation of Proxies

     The enclosed proxy is solicited by and on behalf of our board of directors. The expense of soliciting proxies for the annual meeting of stockholders, including the cost of mailing, will be borne by us. In addition to solicitation by mail, our officers may solicit proxies from stockholders by telephone, facsimile or personal interview. Such persons will receive no compensation for such services. We also intend to request persons holding Common shares in their name or custody, or in the name of a nominee, to send proxy materials to their principals and request authority for the execution of the proxies, and we will reimburse such persons for their expense in doing so. We will also use the proxy solicitation services of Georgeson Shareholder Communications Inc. For such services, we will pay a fee that is not expected to exceed $5,000 plus out-of-pocket expenses.

Voting Securities

     Our only outstanding voting equity securities are our Common shares. Each Common share entitles the holder to one vote. As of February 16, 2005, there were 18,867,180 Common shares outstanding and entitled to vote. Only stockholders of record at the close of business on February 16, 2005 are entitled to vote at the annual meeting of stockholders or any adjournment of the annual meeting.

Voting

     If you hold your Common shares in your own name as a holder of record, you may instruct the proxies to vote your Common shares through any of the following methods:

•	sign, date and mail the proxy card in the postage-paid envelope provided;

•	using a touch-tone telephone, call Wells Fargo at 1-800-560-1965 and follow the prompts; or

•	using the Internet, log on to www.eproxy.com/cmo/ to gain access to the voting site to authorize the proxies to vote your Common shares.

     Our counsel has advised us that these three voting methods are permitted under the corporate law of Maryland, the state in which we are incorporated.

     The deadline for Internet and telephone voting is 12:00 p.m. (noon), Central time, on April 20, 2005. If you so choose, you may vote your Common shares in person at the annual meeting of stockholders.

     If your Common shares are held on your behalf by a broker, bank or other nominee, they will instruct you how to cast your vote.

Counting of Votes

     A quorum will be present if the holders of a majority of the outstanding shares entitled to vote are present, in person or by proxy, at the annual meeting of stockholders. If you have returned valid proxy instructions or if you hold your shares in your own name as a holder of record and attend the annual meeting of stockholders in person, your shares will be counted for the purpose of determining whether there is a quorum. If a quorum is not present, the annual meeting of stockholders may be adjourned by the vote of a majority of the shares represented at the annual meeting until a quorum has been obtained.

     The affirmative vote of a plurality of the Common shares cast at the annual meeting of stockholders is required to elect each nominee to our board of directors. The affirmative vote of a majority of all the votes cast is required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2005. For any other matter, unless otherwise required by Maryland or other applicable law, the affirmative vote of a majority of the Common shares cast at the annual meeting of stockholders is required to approve the matter.

     Abstentions will have no effect on the outcome in the election of our board of directors, ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm or any other matter for which the required vote is a majority of the votes cast.

     If you sign and return your proxy card without giving specific voting instructions, your shares will be voted FOR the nominees to our board of directors and FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm.

     Broker non-votes occur when a broker, bank or other nominee holding Common shares in street name votes the Common shares on some matters but not others. We will treat broker non-votes as (i) Common shares that are present and entitled to vote for quorum purposes, and (ii) votes not cast in the election of directors and ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2005. Accordingly, broker non-votes will have no effect on the outcome in the election of our board of directors and ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm.

Right To Revoke Proxy

     If you hold Common shares in your own name as a holder of record, you may revoke your proxy instructions through any of the following methods:

•	notify our Secretary in writing before your Common shares have been voted at the annual meeting of stockholders that you are revoking your proxy;

•	sign, date and mail a new proxy card to Wells Fargo;

•	using a touch-tone telephone, call Wells Fargo at 1-800-560-1965 and follow the prompts;

•	using the Internet, log on to www.eproxy.com/cmo/ and follow the prompts; or

•	attend the annual meeting of stockholders and vote your Common shares in person.

     You must meet the same deadline when revoking your proxy as when voting your proxy. See the “Voting” section of this proxy statement for more information.

     If Common shares are held on your behalf by a broker, bank or other nominee, you must contact them to receive direction on revoking your proxy instructions.

Multiple Stockholders Sharing the Same Address

     The Securities and Exchange Commission (the “SEC”) rules allow for the delivery of a single copy of an annual report and proxy statement to any household at which two or more stockholders reside, if it is believed the stockholders are members of the same family. Duplicate account mailings will be eliminated by allowing stockholders to consent to such elimination, or through implied consent if a stockholder does not request continuation of duplicate mailings. Depending upon the practices of your broker, bank or other nominee, you may be required to contact them directly to discontinue duplicate mailings to your household. If you wish to revoke your consent to householding, you must contact your broker, bank or other nominee.

     If you hold Common shares in your own name as a holder of record, householding will not apply to your shares.

     Extra copies of any annual report, proxy statement or information statement may be obtained free of charge by sending your request to Capstead Mortgage Corporation, Attention: Stockholder Relations, 8401 North Central Expressway, Suite 800, Dallas, Texas, 75225-4410. You can also obtain copies from our website at www.capstead.com or by calling our Stockholder Relations Department toll-free at (800) 358-2323.

Voting Results

     Voting results will be announced at the annual meeting of stockholders, and a detail of the voting results will be published in our Form 10-Q for the quarter ended March 31, 2005.

PROPOSAL NUMBER ONE – ELECTION OF DIRECTORS

     One of the purposes of the annual meeting of stockholders is to elect directors to hold office until the next annual meeting of stockholders and until their successors have been elected and qualified. Set forth below are the names, principal occupations, committee memberships, ages, directorships held with other companies, and other biographical data for the nominees for director, as well as the month and year each nominee was first elected as one of our directors. Also set forth below is the beneficial ownership of our Common shares as of February 16, 2005 for each nominee. This beneficial ownership figure does not necessarily demonstrate the nominee’s individual ownership. For discussion of beneficial ownership, see the “Security Ownership of Management and Certain Beneficial Owners” section of this proxy statement. If any nominee becomes unable to stand for election as a director, an event we do not presently expect, the proxy will be voted for a replacement nominee if one is designated by our board of directors.

     The board of directors recommends a vote FOR all nominees.

Nominees for Director

ANDREW F. JACOBS President and Chief Executive Officer Member: Executive Committee Director since July 2003 Common shares beneficially owned: 193,199 Age 44	Mr. Jacobs was elected to the board of directors in July 2003 and has served as our President and Chief Executive Officer (“CEO”) since that time. He served as our Executive Vice President—Finance from August 1998 to July 2003 and as Secretary from April 2000 to July 2003. Mr. Jacobs has served in various other executive positions with us since July 1989.

GARY KEISER* Private Investments	Until retiring in November 2000, Mr. Keiser served as a partner at Ernst & Young LLP with whom he had been since 1967.

Chairman: Audit Committee Member: Governance & Nomination Committee

Director since January 2004
Common shares beneficially owned: 10,500
Age 61

PAUL M. LOW* Chairman of the Board Chairman: Executive Committee Director since November 1990; and April 1985 to March 1990 Common shares beneficially owned: 55,509 Age 74	Mr. Low has served as our Chairman of the Board since July 2003. Mr. Low was chief executive officer of Laureate Inc., a privately-held software company, from March 1997 to his retirement in February 2001. From January 1992 to September 1994, Mr. Low was chairman of the board of New America Financial L.P., a mortgage banking firm which he founded. Mr. Low was president of Lomas Mortgage USA, a mortgage banking firm, from July 1987 to December 1990, and he served in various other executive positions with Lomas Mortgage USA for more than five years prior to 1987. Mr. Low served as our Senior Executive Vice President from April 1985 to January 1988.

Nominees for Director

MICHAEL G. O’NEIL* Private Investments Chairman: Governance & Nomination Committee Member: Audit Committee Director since April 2000 Common shares beneficially owned: 14,484 Age 62	Until retiring in May 2001, Mr. O’Neil was a director in the Investment Banking Division of the Corporate and Institutional Client Group at Merrill Lynch, Pierce, Fenner & Smith Incorporated, an investment banking firm, with whom he had been since 1972. Mr. O’Neil currently serves as a board member for Massively Parallel Technologies, Inc., a privately-held, software technology company specializing in high-speed computing. Mr. O’Neil also serves on the board of directors of MobilePro Corp., a publicly-held provider of wireless technologies and applications.

HOWARD RUBIN* Private Investments Member: Audit, Compensation and Executive Committees Director since April 2000 Common shares beneficially owned: 68,376 Age 49	Until retiring in September 1999, Mr. Rubin was a senior managing director at Bear, Stearns & Co., Inc., an investment banking firm, for more than 5 years. Mr. Rubin currently serves on the board of directors of Deerfield Triarc Capital Corp., a privately-held real estate investment trust (“REIT”) specializing in residential and commercial mortgage investments. Mr. Rubin also serves on the board of directors of Global Signal, Inc., a publicly-traded REIT which provides wireless, Internet and broadband communications site facilities in the United States and Canada.

MARK S. WHITING*
Managing Partner,
Drawbridge Partners, LLC

Chairman: Compensation Committee
Member: Governance & Nomination Committee

Director since April 2000
Common shares beneficially owned: 2,800
Age 48
Mr. Whiting has been the managing partner of Drawbridge Partners, LLC, a real estate investment firm, since September 1998. Mr. Whiting served as chief executive officer and a director of TriNet Corporate Realty Trust, Inc., a commercial REIT, from May 1996 through September 1998. Mr. Whiting served as president, chief operating officer and a director of TriNet from May 1993 to May 1996. Mr. Whiting currently serves on the board of directors of Global Signal, Inc. (see previous paragraph for a description). Mr. Whiting also serves on the board of directors of The Marcus & Millichap Company, a private real estate investment brokerage firm.

*	Indicates an Independent Director, as defined in Section 303A.02 “Independence Tests” of the New York Stock Exchange (the “NYSE”) Listed Company Manual.

BOARD OF DIRECTORS AND COMMITTEE MEMBERSHIP

     Our business and affairs are managed under the direction of our board of directors. Members of our board of directors are kept informed of our business through discussions with our Chairman of the Board, CEO and other officers, by reviewing materials provided to them and by participating in meetings of our board of directors and its committees.

     During the year ended December 31, 2004, our board of directors held four regular meetings and five special meetings. According to our corporate governance principles, directors are expected to attend all meetings of our board of directors and meetings of committees on which they serve. All directors standing for re-election attended, in person or by telephone, more than 75 percent of all meetings of our board of directors and committees on which such director served.

Attendance at Annual Meeting of Stockholders

     In keeping with our corporate governance principles, directors are expected to attend in person the annual meeting of stockholders. All directors standing for re-election attended the 2004 annual meeting of stockholders.

Board Member Independence

     Section 303A.02 “Independence Tests” of the NYSE Listed Company Manual outlines the requirements for a director to be deemed independent by the NYSE, including the mandate that our board of directors affirmatively determine a director has no material relationship with us that would impair independence. Accordingly, our board of directors has affirmatively determined no director, with the exception of Mr. Jacobs who is our CEO, has a material relationship with us that would impair his independence and each director meets all of the NYSE independence requirements. Our board of directors’ determination of director independence was made in accordance with the qualifications for membership as defined in our Board of Directors’ Guidelines adopted by our board of directors in 2004 and found on our website at www.capstead.com by clicking “Investor Relations” and then “Corporate Governance.” Consequently, our board of directors is comprised of a majority of independent directors, as required in Section 303A.01 of the NYSE Listed Company Manual. Any reference to an independent director herein infers compliance with the NYSE independence tests and our Board of Directors’ Guidelines.

Charitable Contributions

     At no time during 2004 and the preceding three years have we made a contribution to a charitable organization where one of our independent directors serves as an executive officer.

Board Member Compensation

     Independent directors receive compensation for their representation on our board of directors at an annualized rate of $30,000 paid in cash or options on our Common shares. Mr. Low also receives a monthly director fee of $10,000 for serving as our non-executive Chairman of the Board. Independent directors other than Mr. Low receive fees, whether attended in person or by telephone, of $1,500 per meeting of our board of directors and $1,000 per committee meeting plus, if attended in-person, $1,500 per day in which a meeting is held and reimbursement for travel costs and expenses. Any options granted in lieu of cash would have a fair value equal to the cash equivalent price of the representative fee determined using an option pricing model and a strike price equal to the market price of our Common shares on the date of grant. Employee directors do not receive compensation for their services on our board of directors.

     In light of the ratification on October 22, 2004 of the American Jobs Creation Act of 2004, the terms of our 1990 Directors’ Stock Option Plan were amended whereby dividend equivalent rights (“DERs”) are no longer accrued and awarded to independent directors holding outstanding stock options granted from this plan. With the elimination of DERs, directors who hold options granted from the 1990 Directors’ Stock Option Plan were granted Common shares on February 22, 2005 as follows: 542 shares for Mr. Low and 1,505 shares each for Messrs. O’Neil and Rubin. The value of the shares granted is equal to the value of DERs had they been granted on January 1, 2005. Directors who are not one of our employees or executive officers do not receive any other salaries, fees, commissions or bonuses from us, nor do they receive any separate compensation from any of our affiliates for their services on our board of directors or on our board committees.

Board Committees and Meetings

     The current standing committees of our board of directors are the Audit Committee, the Compensation Committee, the Executive Committee, and the Governance & Nomination Committee. Each of these committees has a written charter approved by our board of directors. A copy of each charter can be found on our website at by clicking “Investor Relations” and then “Corporate Governance.” The members of the committees are identified in the table below, and a description of the principal responsibilities of each committee follows.

Governance &
	Audit	Compensation	Executive	Nomination
Andrew F. Jacobs.			X
Gary Keiser	Chair			X
Paul M. Low			Chair
Michael G. O’Neil	X			Chair
Howard Rubin	X	X	X
Mark S. Whiting		Chair		X

2004 Meetings	5	3	8	3

     The Audit Committee, composed of three independent directors, met five times during 2004. The Audit Committee is responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm. The committee also provides assistance to our board of directors in fulfilling their oversight responsibilities to our stockholders, potential stockholders and the investment community relating to:

•	The integrity of our financial statements and the financial reporting process, including the systems of internal accounting and financial control and disclosure controls and procedures;

•	The performance of our newly constituted internal audit function (outsourced to a third party service provider other than the independent registered public accounting firm) and independent registered public accounting firm;

•	The independent registered public accounting firm’s qualifications and independence; and

•	Our compliance with legal and regulatory requirements.

     Our board of directors has determined that Messrs. Keiser and O’Neil are “audit committee financial experts,” as defined in the applicable rules and regulations of the Securities Exchange Act of 1934, as amended. All of our Audit Committee members meet the NYSE listing standards for independence of audit committee members. At least one member of our Audit Committee has financial management experience and all members are financially literate as required by the NYSE corporate governance listing standards. The Audit Committee charter limits the number of audit committees on which its committee members may serve to no more than two other public companies, unless our board of directors has determined that such simultaneous service would not impair the ability of such member to effectively serve. No member of our Audit Committee currently serves on the audit committee of more than two other public companies.

     The Compensation Committee, composed of two independent directors, met three times during 2004. This committee’s purpose is to oversee our compensation programs including:

•	The review and approval of corporate goals and objectives relevant to the CEO’s compensation;

•	The evaluation of the CEO’s performance in light of those goals and the approval of compensation consistent with such performance;

•	The approval of base salaries, annual incentives and other programs and benefits for senior management other than the CEO; and

•	The approval of compensation programs and benefits for other employees and board members.

     There were no Compensation Committee interlocks or other relationships during 2004 between our board of directors or Compensation Committee and the board of directors or compensation committee of any other company.

     The Executive Committee, composed of three directors, met eight times during 2004. During the intervals between meetings of our board of directors, this committee has all of the powers and authority of our board of directors in the management of our business and affairs, except those powers that by law cannot be delegated by our board of directors.

     The Governance & Nomination Committee, composed of three independent directors, met three times during 2004. This committee’s purpose is:

•	To identify qualified individuals to serve on our board of directors, consistent with criteria approved by our board of directors;

•	To recommend nominees to our board of directors for the next annual meeting of stockholders;

•	To develop, recommend to our board of directors, and maintain our governance policies and guidelines; and

•	To oversee the evaluation of our board of directors and management.

OUR CORPORATE GOVERNANCE PRINCIPLES

     Our policies and practices reflect corporate governance initiatives that are compliant with the listing requirements of the NYSE and the corporate governance requirements of the Sarbanes-Oxley Act of 2002. We maintain a corporate governance section on our website which includes key information about our corporate governance initiatives including our Board of Director Guidelines, charters for the committees of our board of directors, our Code of Business Conduct and Ethics and our Financial Officer Code of Conduct. The corporate governance section can be found on our website at www.capstead.com by clicking “Investor Relations” and then “Corporate Governance.”

     Each director should, to the best of his or her ability, perform the duties of a director, including the duties as a member of a committee of our board of directors in good faith; in the best interests of us and our stockholders; and with the care that an ordinarily prudent person in a like position would use under similar circumstances. This duty of care includes the obligation to make, or cause to be made, an inquiry when, but only when, the circumstances would alert a reasonable director to the need thereof. Directors are expected to attend, either in person or telephonically, all meetings of our board of directors and meetings of committees on which they serve, as well as attend in person the annual meeting of stockholders.

     Our Governance & Nomination Committee considers and makes recommendations to our board of directors concerning the appropriate size of the board and its candidates for election. In considering incumbent directors, the Governance & Nomination Committee reviews such directors’ overall service to us during their term, including the number of meetings attended, level of participation and quality of performance. In considering candidates to fill new positions created by expansion and/or vacancies that occur because of resignation, retirement or any other reason, the Governance & Nomination Committee uses its and management’s network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. Candidates will be selected on the basis of talent and experience relevant to our business, without regard to race, religion, gender or national origin, and should possess fundamental qualities of intelligence, honesty, perceptiveness, good judgment, maturity, high ethics and standards, integrity, fairness and responsibility; have a genuine interest in our company and a recognition that as a member of our board of directors one is accountable to our stockholders, not to any particular interest group; and have a background that demonstrates an understanding of business and financial affairs and the complexities of a large business organization. The Governance & Nomination Committee will consider candidates recommended by stockholders provided stockholders follow, when submitting recommendations, the procedures set forth in the “Stockholder Procedures for Recommending Candidate for Director” section of this proxy statement. The Governance & Nomination Committee evaluates a candidate using the minimum criteria set forth above without regard to who nominated the candidate.

     Our board of directors does not prohibit its members from serving on boards and/or committees of other organizations, and our board of directors has not adopted guidelines limiting such activities other than for Audit Committee membership which our board of directors recommends its audit committee members serve on the audit committee of no more than two other public companies. The Governance & Nomination Committee and our board of directors will take into account the nature of and time involved in a director’s service on other boards in evaluating the suitability of individual directors and making its recommendations for inclusion in the slate of directors to be submitted to stockholders for election at the annual meeting of stockholders.

     A director who is also one of our officers shall, unless a majority of our board of directors determines otherwise, resign from our board of directors at any time he or she ceases to be employed by us, whether due to retirement or otherwise. A director shall notify the Governance & Nomination Committee which will in turn report to our board of directors when a director (a) changes substantially his or her principal occupation or business association, (b) declares or is otherwise involved in a personal bankruptcy or bankruptcy of a business in which he or she is a principal or (c) is named as a party in a material legal proceeding, becomes the target of a material state or federal investigation, or receives a request of a material nature for the production of records or testimony from any state or federal agency during his or her tenure as a director. Our board of directors in its sole judgment shall decide whether such event requires our board of directors to request the resignation of the director in the best interests of us and our stockholders. If a decision is made to request a resignation, the director shall submit his or her resignation as a director promptly. No person shall be eligible to serve as a director who has been convicted of any felony criminal offense or any criminal offense involving moral turpitude, dishonesty or a breach of trust. Any person who is so convicted after becoming a director shall immediately resign from our board of directors.

OTHER GOVERNANCE INFORMATION

Stockholder Procedures for Recommending Candidate for Director

     Stockholders who wish to recommend individuals for consideration by our Governance & Nomination Committee to become nominees for election to our board of directors may do so by submitting a written recommendation to our Secretary at 8401 North Central Expressway, Suite 800, Dallas, Texas 75225-4410. Electronic or facsimile submissions will not be accepted. For the Governance & Nomination Committee to consider a candidate, submissions must include sufficient biographical information concerning the recommended individual including age, employment history, a description of each employer’s business that includes employer names and phone numbers, affirmation of whether such individual can read and understand basic financial statements and a list of board memberships the individual holds, if any. The submission must be accompanied by a written consent of the individual to stand for election if nominated by our board of directors and to serve if elected by our stockholders. Once a reasonably complete recommendation is received by our Governance & Nomination Committee, a questionnaire will be delivered to the recommended candidate which will request additional information regarding the recommended candidate’s independence, qualifications and other information that would assist our Governance & Nomination Committee in evaluating the recommended candidate, as well as certain information that must be disclosed about the candidate in our proxy statement, if nominated. Further, the questionnaire provides that the individual must grant consent to us to conduct a confidential background search of the individual to the extent allowable under federal, state and local legislation. The recommended candidate must return the questionnaire within the time frame provided to be considered for nomination by our Governance & Nomination Committee. Recommendations for which we have received completed questionnaires by November 5, 2005, will be considered for candidacy for the 2006 annual meeting of stockholders. Recommendations or completed questionnaires received after November 5, 2005 will be considered for candidacy for the 2007 annual meeting of stockholders, if not earlier withdrawn.

Stockholder Communication with our Board of Directors

     Stockholders who wish to contact any of our directors either individually or as a group may do so by calling our toll-free third-party “hotline” at (866) 639-5856, by writing to them c/o Capstead Mortgage Corporation, 8401 North Central Expressway, Suite 800, Dallas, Texas 75225-4410 or via e-mail at directors@capstead.com. Stockholder calls to the hotline, letters and e-mail are screened by company personnel based on criteria established and maintained by our Governance & Nomination Committee, which includes filtering out improper or irrelevant communications such as solicitations.

Meetings of Non-Management Directors

     Non-management directors regularly meet immediately following each of our quarterly meetings of the board of directors, without management present. Accordingly, such directors met four times in 2004. At these meetings, the non-management directors reviewed strategic issues for consideration by our board of directors, including future agendas, the flow of information to directors, management progression and succession, and our corporate governance guidelines. The non-management directors have determined that the chairman of the Governance & Nomination Committee, currently Mr. O’Neil, will preside at such meetings. The presiding director is responsible for advising the CEO of decisions reached and suggestions made at these sessions. The presiding director may have other duties as determined by our board of directors. Stockholders may communicate with the presiding director or non-management directors as a group by utilizing the communication process identified in the “Stockholder Communication with our Board of Directors” section of this proxy statement. If non-management directors include a director who is not an independent director, at least one of the scheduled executive sessions will include only independent directors. Presently, all of our non-management directors are independent.

Director Orientation and Continuing Education

     Our board of directors and senior management conduct a comprehensive orientation process for new directors to become familiar with our vision, strategic direction, core values including ethics, financial matters, corporate governance practices and other key policies and practices through a review of background material and meetings with senior management. Our board of directors also recognizes the importance of continuing education for directors and is committed to provide such education in order to improve the performance of both our board of directors and our board committees. Senior management will assist in identifying and advising our directors about opportunities for continuing education, including conferences provided by independent third parties.

EXECUTIVE OFFICERS

     The following table shows the names and ages of our current executive officers and the positions held by each individual. A description of the business experience of each for at least the past five years follows the table.

	Age	Title
Andrew F. Jacobs.	44	President and Chief Executive Officer

Robert R. Spears, Jr.	43	Senior Vice President—Asset and Liability Management

Amar R. Patel.	33	Senior Vice President—Asset and Liability Management

Phillip A. Reinsch.	44	Senior Vice President, Chief Financial Officer and Secretary

Michael W. Brown.	38	Vice President—Asset and Liability Management and Treasurer

     For a description of Mr. Jacobs’ business experience, see the “Election of Directors” section of this proxy statement.

     Mr. Spears has served as our Senior Vice President—Asset and Liability Management since February 1999. From April 1994 to February 1999, he served as our Vice President—Asset and Liability Management. Prior thereto, he was employed by NationsBanc Mortgage Corporation from 1990 to April 1994, last serving as Vice President—Secondary Marketing Manager.

     Mr. Patel has served as our Senior Vice President—Asset and Liability Management since April 2000. From December 1997 to April 2000, he served as our Vice President—Asset and Liability Management. Mr. Patel has been associated with us since June 1993.

     Mr. Reinsch has served as our Senior Vice President, Chief Financial Officer and Secretary since July 2003. He served as our Senior Vice President—Financial Accounting and Reporting from July 1998 to July 2003. From March 1993 to June 1998, he served as our Vice President—Financial Accounting and Reporting. Prior thereto, Mr. Reinsch was employed by Ernst & Young LLP from July 1984 to March 1993, last serving as Audit Senior Manager.

     Mr. Brown has served as our Vice President—Asset and Liability Management and Treasurer since June 1999. Mr. Brown has been associated with us since July 1994.

EXECUTIVE COMPENSATION

     Our direction and policies are established by our board of directors and implemented by our CEO. The Summary Compensation Table below shows certain compensation information for our CEO and four other most highly compensated executive officers for services rendered in all capacities during the years ended December 31, 2004, 2003 and 2002.

SUMMARY COMPENSATION TABLE

							Long-Term
		Annual Compensation					Compensation
					Other	Total	Restricted
					Annual	Annual	Stock		All Other
		Salary	Bonus		Compensation	Compensation	Awards	Options	Compensation
	Year	($)	($)		($)(b)	($)	($)(c)	(#)	($)(d)
Andrew F. Jacobs	2004	400,000	375,000		6,631	781,631	—	—	33,750
President and CEO	2003	300,000	555,308	(a)	15,029	870,337	—	—	24,458
	2002	300,000	235,000		80,516	615,516	—	—	26,200

Robert R. Spears, Jr.	2004	215,000	300,000		3,934	518,934	—	—	23,917
Senior Vice President—Asset	2003	187,000	358,765	(a)	8,918	554,683	—	—	20,041
and Liability Management	2002	187,000	220,000		47,774	454,774	—	—	21,439

Amar R. Patel	2004	200,000	220,000		3,314	423,314	—	—	19,170
Senior Vice President—Asset	2003	173,000	278,765	(a)	7,512	459,277	—	—	14,154
and Liability Management	2002	173,000	150,000		40,252	363,252	—	—	17,063

Phillip A. Reinsch	2004	210,000	200,000		3,624	413,624	—	—	20,295
Senior Vice President,	2003	183,000	258,765	(a)	8,215	449,980	—	—	16,281
Chief Financial Officer	2002	183,000	115,000		44,013	342,013	—	—	16,126
and Secretary

Michael W. Brown	2004	125,000	120,000		2,230	247,230	—	—	12,300
Vice President—Asset	2003	106,050	156,173	(a)	5,056	267,279	—	—	11,163
and Liability Management	2002	106,050	80,000		27,094	213,144	—	—	11,500
and Treasurer

(a)	Represents amount paid from the 2003 incentive compensation program of which a portion was paid through the issuance of fully-vested Common shares. The Common shares were issued on January 16, 2004 pursuant to our 1994 Flexible Long-Term Incentive Plan and carry a three-year restriction on sale, pledge or transfer. Based on the closing price of the Common shares on the date of issue, the market value of the shares issued to each executive was as follows: $155,308 for Mr. Jacobs; $58,765 each for Messrs. Spears, Patel and Reinsch; and $46,173 for Mr. Brown.

(b)	Amount includes dividends paid on nonvested Common shares. None of the dividends were preferential.

(c)	As of December 31, 2004 the number and value of nonvested Common shares held by each of our executive officers, which were originally granted April 20, 2000, were as follows:

	Number	Value
Andrew F. Jacobs	2,105	$22,187
Robert R. Spears, Jr.	1,249	13,164
Amar R. Patel	1,052	11,088
Phillip A. Reinsch	1,150	12,121
Michael W. Brown	708	7,462

All of these nonvested shares will vest on April 20, 2005 in accordance with their original terms.

(d)	Amount includes matching contribution by us of 50 percent of a participant’s voluntary contribution of up to a maximum of 6 percent of a participant’s compensation pursuant to the 401(k) plan adopted October 1993. Amount also includes matching contribution by us of a portion of the participant’s voluntary contribution to a nonqualified deferred compensation plan adopted July 1994. Additionally, the amount includes a discretionary contribution made to all employees into the qualified and nonqualified plans of 3 percent of a participant’s compensation regardless of participation in the above-noted plans.

Option Grants

     There were no stock option grants made to the executive officers named herein during the year ended December 31, 2004.

Option Exercises and Fiscal Year End Option Values

     The following table summarizes the total number of securities underlying stock options, both exercisable and unexercisable, held by our executive officers as of December 31, 2004.

	Number of Securities Underlying
	Unexercised Options		Value of Unexercised In-the-Money
	at Fiscal Year End		Options at Fiscal Year End
			Exercisable	Unexercisable
Name	Exercisable	Unexercisable	($)	($)
Andrew F. Jacobs	162,800	—	—	—
Robert R. Spears, Jr.	38,538	—	—	—
Phillip A. Reinsch	33,221	—	—	—
Amar R. Patel	6,644	—	—	—
Michael W. Brown	—	—	—	—

*	The columns for “Number of Shares Acquired on Exercise” and “Value Realized” have been omitted because there were no options exercised during the year ended December 31, 2004 by our executive officers. In-the-money options are those where the fair market value of the underlying securities at December 31, 2004 exceeds the exercise price of the option.

Severance Payment Agreements

     In December 1999, we entered into a severance payment agreement with each person employed by us at that time, and we entered into an amended severance payment agreement with Mr. Jacobs, our CEO, on February 23, 2004 (together, the “covered employees”). Pursuant to these agreements, in the event a covered employee’s employment with us is terminated by us for any reason other than those described below, that employee will receive a severance payment based upon his or her title and the number of years of service with us at the time of termination. The severance payment will be calculated as set forth below:

Title	Years of Service	Severance Pay
President and CEO	Five or more	Three years’ base annual salary
Executive Vice President	Five or more	Two years’ base annual salary
Senior Vice President and Vice President	Five or more	One and one-half years’ base annual salary
Assistant Vice President and all other employees	Five or more	One years’ base annual salary
All officers and employees	Fewer than five years	Six-months’ base annual salary

     A covered employee will not be entitled to a severance payment under the severance payment agreement if:

•	the employee voluntarily terminates his or her employment, other than because of a reduction in that employee’s base salary or a relocation of that employee which requires travel from his or her primary residence to such new location an additional 50 or more miles each way;

•	the employee fails to return to work following an approved leave of absence; or

•	we terminate the employee for cause.

EQUITY COMPENSATION PLANS

     The following table summarizes the total number of outstanding securities in each of our equity compensation plans and the number of securities remaining for future issuance, as well as the weighted-average exercise price of all outstanding securities as of December 31, 2004.

			Number of Securities
			Remaining Available for
	Number of Securities to		Future Issuance Under
	be Issued Upon	Weighted-Average	Equity Compensation
	Exercise of Outstanding	Exercise Price of	Plans (Excluding
	Options, Warrants and	Outstanding Options,	Securities Reflected in
Plan Category	Rights	Warrants and Rights	First Column)
Equity compensation plans approved by stockholders:
1990 Directors’ Stock Option Plan(a)	34,255	$6.90	—
1994 Flexible Long-Term Incentive Plan(b)	265,576	25.85	—
2004 Flexible Long-Term Incentive Plan	—	—	1,000,000
Equity compensation plans not approved by stockholders:
1997 Flexible Long Term Incentive Plan(c)	47,838	30.10	291,752

	347,669	$24.57	1,291,752

(a)	The 1990 Directors’ Stock Option Plan expired on April 25, 2001, and securities (other than DERs) were no longer available for issuance under this plan. In order to conform to recent tax legislation, this plan was amended in December 2004 to discontinue the issuance of DERs.

(b)	The 1994 Flexible Long-Term Incentive Plan expired on April 22, 2004, and securities are no longer available for issuance under this plan.

(c)	The purposes of the 1997 Flexible Long Term Incentive Plan are to enable us to attract, motivate, reward and retain employees and to encourage the holding of our proprietary interests by our employees or employees of our affiliates by enabling us to make awards that recognize the creation of long-term value for our stockholders and promote our continued growth and success. To achieve these purposes, employees may receive stock options, stock appreciation rights, nonvested stock, performance awards, performance stock, DERs or any combination thereof.

COMPENSATION COMMITTEE

     Our Compensation Committee is governed by a written charter adopted by our board of directors and is composed of two independent directors, both of whom have been determined by our board of directors to be independent in accordance with the rules of the NYSE. A copy of the Compensation Committee charter can be found on our website at by clicking “Investor Relations” and then “Corporate Governance.”

     Compensation for our executive officers is administered under the direction of our Compensation Committee. In their role as our administrator of compensation programs, our Compensation Committee approves the compensation arrangements of all executives, including our CEO.

     The following is our Compensation Committee’s report, in its role as reviewer of our executive pay programs, on 2004 compensation practices for our executive officers. The report and the performance graph that appears immediately after such report shall not be deemed to be soliciting material or to be filed with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934 or incorporated by reference in any document so filed.

COMPENSATION COMMITTEE REPORT

Executive Compensation Program Philosophy

     The philosophy behind Capstead’s executive compensation programs is to attract, motivate and retain the executives needed in order to maximize the creation of long-term stockholder value. The Compensation Committee (the “Committee”) believes that the uniqueness of Capstead’s business, its strategic direction and the required caliber of employees needed to execute its strategy require that compensation be determined based on the following factors:

•	Responsibilities within Capstead.

•	Completion of individual business objectives (which objectives may vary greatly from person to person).

•	Overall performance of Capstead.

•	Amount and form of prior compensation.

•	Contributions toward executing the business strategy of Capstead.

     The Committee believes each of the above factors is important when determining compensation levels. No specific weighting or formula regarding such factors is used in determining compensation.

     For 2004, the primary components of Capstead’s executives’ compensation consist of: (i) base salaries, (ii) annual incentives, and (iii) other executive programs and benefits. Each element is described in more detail below.

       Base Salaries

     The CEO, utilizing the above factors, reviews base salaries annually and makes recommendations to the Committee. Any interim modifications to salaries are also based on the above factors and recommendations are made to the Committee.

       Annual Incentives

     Our independent directors approved an incentive compensation program for 2004, which provided for the creation of an incentive pool (the “Incentive Pool”) equal to a 10 percent participation in the modified total return of Capstead in excess of a 10 percent benchmark return, multiplied by the beginning modified common book value of Capstead.

For purposes of the calculation, modified total return is measured as the change in modified common book value per share from the beginning of the year, together with common dividends per share, divided by the beginning modified common book value per share, expressed as a percentage. Modified common book value is determined by deducting from total equity the recorded value of preferred equity and adding back incentive fee accruals, and adjusted further for unrealized gains and losses on investments not included in accumulated other comprehensive income. On April 22, 2004 the Committee amended the Incentive Pool calculation to exclude the effects of raising equity capital from the definition of modified common book value, but added that one percent of such capital raised, up to $25 million of capital, should be added to the Incentive Pool, and that incentive compensation on any amounts of capital raised above that level would be at the discretion of the Committee. The Committee approved an Incentive Pool for 2004 aggregating to $1,399,000 based on a modified total return of 17.02 percent per common share and the accrual of one percent on the entire amount of common equity capital raised of $64.1 million in 2004. Based on the CEO’s recommendations, which were approved by the Committee, the Incentive Pool was distributed to executive officers other than the CEO in the amount of $840,000. Other employees of Capstead, including the CEO, received the remainder of the Incentive Pool.

     The Committee has adopted the same basic formula for the incentive compensation program for 2005, except that any accruals to the Incentive Pool as a result of raising common equity capital in 2005 will be at the discretion of the Committee.

       Long-Term Incentives

     The Committee believes Capstead’s employees should have an ongoing stake in the long-term success of the business. The Committee also believes executive officers should have a portion of their total compensation paid in the form of stock. This element of the total compensation program is intended to align the executive officer’s interest to that of Capstead’s stockholders through the granting of stock options, nonvested stock and other incentive-based awards.

     The CEO periodically recommends long-term incentive grants for the executive officers to the Committee. The same factors that are used in determining other elements of compensation are used in determining long-term incentive grants. No such grants were made during 2004.

       Other Executive Programs and Benefits

Capstead maintains employee benefit plans in which the executive officers participate. Capstead sponsors a 401(k) plan and nonqualified deferred compensation plan (together the “Plans”) whereby Capstead matches employee contributions up to a preset percentage of the participant’s compensation. Capstead may also make discretionary contributions into the Plans regardless of an employee’s participation. Capstead believes its Plans are competitive with those of other companies in the Dallas market of comparable size and scope of business.

2004 Compensation for the Chief Executive Officer

     The same philosophies described herein for executive compensation were used by the Committee to set the compensation of Mr. Jacobs.

       Base Salary

     Mr. Jacobs’ base salary in 2004 was $400,000, which reflected an increase attributable to his promotion to President and CEO on July 22, 2003 that had not been previously recognized as a component of his base salary. For 2005, the Committee approved a base salary of $420,000 for Mr. Jacobs.

       Annual Incentives

     The Committee reviewed Mr. Jacobs’ performance for 2004 that included the Company achieving a modified total return of over 17 percent, before considering the effects of raising $64.1 million in new equity capital, and improving overall book value by $1.24 per common share during the year. Based on such performance and Mr. Jacobs’ overall leadership, the Committee approved incentive compensation for Mr. Jacobs of $375,000 in cash.

       Long-Term Incentives

     No such grants were made during 2004.

Deductibility of Executive Compensation Pursuant to Section 162(m)

     Section 162(m) of the Internal Revenue Code of 1986, as amended, generally precludes a publicly-held corporation from a federal income tax deduction for a taxable year for compensation in excess of $1 million paid to the CEO or any of the four other most highly compensated executive officers. Exceptions are made for, among other things, qualified performance-based compensation. Qualified performance-based compensation means compensation paid solely on account of attainment of objective performance goals, provided that (i) performance goals are established by a compensation committee consisting solely of two or more outside directors, (ii) the material terms of the performance-based compensation are disclosed to and approved by a separate stockholder vote prior to payment, and (iii) prior to payment, the Committee certifies that the performance goals were attained and other material terms were satisfied. The Committee’s policy on deductibility is generally to develop compensation plans that provide for the payment of compensation that is tax deductible to Capstead, while recognizing the legitimate interest of Capstead and its stockholders may at times be better served by compensation arrangements that are not tax deductible.

     Conclusion

     Executive compensation at Capstead is subject to considerable focus by the Committee, the board of directors and senior management. The Committee believes Capstead’s compensation programs and other benefits produce a strong attraction and motivation for Capstead’s executive officers and help align their interests with the interests of Capstead’s stockholders.

COMPENSATION COMMITTEE
Mark S. Whiting, Chairman
Howard Rubin

PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on our Common shares, with the cumulative total return of the S&P 500 Stock Index and the Russell 2000 Stock Index for the five years ended December 31, 2004, assuming the investment of $100 on December 31, 1999 and the reinvestment of dividends. The stock price performance shown on the graph is not necessarily indicative of future price performance.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
CAPSTEAD MORTGAGE CORPORATION COMMON SHARES AND
S&P 500 AND RUSSELL 2000 STOCK INDEXES

	12/99	12/00	12/01	12/02	12/03	12/04
Capstead	$100.00	$140.47	$285.92	$371.18	$530.75	$372.75
S&P500	$100.00	$90.90	$80.10	$62.41	$80.30	$89.02
Russell 2000	$100.00	$97.09	$99.64	$79.25	$116.71	$138.22

AUDIT COMMITTEE

     Our Audit Committee is governed by a written charter adopted by our board of directors and is composed of three independent directors, each of whom has been determined by our board of directors to be financially literate and independent in accordance with the rules of the NYSE. A copy of the Audit Committee charter can be found on our website at by clicking “Investor Relations” and then “Corporate Governance.”

     The following is our Audit Committee’s report in its role as the overseer of the integrity of our financial statements, our system of internal control over financial reporting, our independent registered public accounting firm’s performance, including their qualification and independence, and our compliance with legal and regulatory requirements. In carrying out its oversight responsibilities, our Audit Committee is not providing any expert or special assurance as to our financial statements or any professional certification as to the outside registered public accounting firm’s work. This report and written charter shall not be deemed to be soliciting material or to be filed with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934 or incorporated by reference in any document so filed.

AUDIT COMMITTEE REPORT

     The audit committee has reviewed and discussed the consolidated financial statements with management and Ernst & Young LLP, Capstead’s independent registered public accounting firm. Management is responsible for the preparation, presentation and integrity of Capstead’s consolidated financial statements; accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)); establishing and maintaining internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)); evaluating the effectiveness of disclosure controls and procedures; evaluating the effectiveness of internal control over financial reporting; and evaluating any change in internal controls over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting. Ernst & Young LLP is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States, as well as expressing an opinion on (i) management’s assessment of the effectiveness of internal control over financial reporting and (ii) the effectiveness of internal control over financial reporting.

     During the course of the year, management completed the documentation, testing and evaluation of Capstead’s system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations. The audit committee was kept apprised of the progress of the evaluation and provided oversight and advice to management during the process. In connection with this oversight, the audit committee received periodic updates provided by management, including the internal auditors, and Ernst & Young LLP at its audit committee meetings. At the conclusion of the process, management provided the audit committee with, and the audit committee reviewed a report on, the effectiveness of Capstead’s internal control over financial reporting. The audit committee also reviewed the report of management contained in Capstead’s annual report on Form 10-K for the fiscal year ended December 31, 2004 filed with the SEC, as well as Ernst & Young LLP’s Reports of Independent Registered Public Accounting Firm included in Capstead’s annual report on Form 10-K for the fiscal year ended December 31, 2004 related to its audits of (i) the consolidated financial statements, (ii) management’s assessment of the effectiveness of internal control over financial reporting and (iii) the effectiveness of internal control over financial reporting. The audit committee continues to oversee Capstead’s efforts related to its internal control over financial reporting and management’s preparations for the evaluation in fiscal 2005.

     The audit committee has discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended or supplemented, and Public Company Accounting Oversight Board Auditing Standard No. 2. In addition, Ernst & Young LLP has provided the audit committee with the written disclosures and the letter required by the Independence Standards Board Standard No. 1, as amended. The audit committee has discussed with Ernst & Young LLP their independence and has concluded they are independent from Capstead and its management.

     Based on their review of the consolidated financial statements and discussions with and representations from management, including the internal auditors, and Ernst & Young LLP referred to above, the audit committee recommended to the board of directors (and the board of directors agreed) that the audited financial statements be included in Capstead’s annual report on Form 10-K for the year ended December 31, 2004 for filing with the SEC.

AUDIT COMMITTEE
Gary Keiser, Chairman
Michael G. O’Neil
Howard Rubin

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     For purposes of this proxy statement a “beneficial owner” means any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares:

(i)	Voting power which includes the power to vote, or to direct the voting of, Common shares; and/or

(ii)	Investment power which includes the power to dispose, or to direct the disposition, of Common shares.

Security Ownership of Management

     Listed in the following table and the notes thereto is certain information with respect to the beneficial ownership of our Common shares as of February 16, 2005, by each director nominee, our executive officers listed in the Summary Compensation Table and by all nominees for director and executive officers as a group.

	Number of
	Common Shares
	Beneficially Owned(a)		Percent of Class
Andrew F. Jacobs	193,199	(b)	1.02
Gary Keiser	10,500		*
Paul M. Low	55,509		*
Michael G. O’Neil	14,484		*
Howard Rubin	68,376		*
Mark S. Whiting	2,800		*
Robert R. Spears, Jr.	46,514	(b)	*
Amar R. Patel	15,032	(b)	*
Phillip A. Reinsch	43,735	(b)	*
Michael W. Brown	3,979	(b)	*
All nominees for Director and Executive Officers as a group (10 persons)	454,128		2.36

*	Denotes less than 1 percent.

(a)	Amounts include Common shares issuable as follows:

	Security
	Ownership	Right to Acquire
		Convertible into	Exercisable
	Series B Shares	Common Shares	Options
Andrew F. Jacobs	—	—	162,800
Gary Keiser	—	—	10,000
Paul M. Low	66,880	39,051	4,852
Michael G. O’Neil	750	437	13,432
Howard Rubin	—	—	56,376
Mark S. Whiting	—	—	—
Robert R. Spears, Jr.	—	—	38,538
Amar R. Patel	—	—	6,644
Phillip A. Reinsch	3,600	2,102	33,221
Michael W. Brown	—	—	—
All nominees for Director and Executive Officers as a group (10 persons)	71,230	41,590	325,863

(b)	Includes nonvested Common shares granted April 20, 2000, with remaining scheduled vesting on April 20, 2005 as follows: 2,105 shares for Mr. Jacobs; 1,249 shares for Mr. Spears; 1,052 shares for Mr. Patel; 1,150 shares for Mr. Reinsch and 708 shares for Mr. Brown. Also includes Common shares issued on January 16, 2004 that may not be sold, transferred or pledged prior to January 16, 2007 as follows: 9,250 shares for Mr. Jacobs; 3,500 shares each for Messrs. Spears, Patel and Reinsch; and 2,750 shares for Mr. Brown.

Security Ownership of Certain Beneficial Owners

     As of the close of business on February 16, 2005, there are no known beneficial owners of five percent or more of our Common shares.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

     To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the year ended December 31, 2004, all of our directors, executive officers and beneficial owners of more than ten percent of our Common shares were in compliance with the Section 16(a) filing requirements with the exception of Mr. Low who filed a report on November 10, 2004 for the following purchases: (i) 250 Common shares on February 3, 1999; (ii) 200 Series B Preferred shares on December 15, 1998; (iii) 1,000 Series B Preferred shares on November 27, 2001, each aforementioned purchase for his granddaughter’s trust; and (iv) 380 Series B Preferred shares on August 28, 2002 for his grandson’s trust.

PROPOSAL NUMBER TWO – RATIFICATION OF THE APPOINTMENT OF ERNST &
YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     We are asking our stockholders to ratify our Audit Committee’s appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2005. Ernst & Young LLP has audited our financial statements since we commenced operations in 1985. Stockholder ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm is not required by our by-laws or otherwise. However, our board of directors is submitting the selection of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, our Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, our Audit Committee in their discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of us and our stockholders.

     Our Audit Committee is responsible for appointing, setting compensation, retaining and overseeing the work of our independent registered public accounting firm. Our Audit Committee pre-approves all audit and non-audit services provided to us by our independent registered public accounting firm. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. Our Audit Committee has delegated pre-approval authority to its chairperson when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. Our Audit Committee approved all fees paid to Ernst & Young LLP during the past two years with no reliance on the de minimis exception established by the SEC for approving such services.

     Services provided by Ernst & Young LLP during 2004 included the audits of (i) our annual financial statements and the financial statements of one of our subsidiaries, (ii) management’s assessment of the effectiveness of internal control over financial reporting, and (iii) the effectiveness of internal control over financial reporting. Services also included the limited review of unaudited quarterly financial information, review and consultation regarding filings with the SEC and the Internal Revenue Service, assistance with management’s evaluation of internal accounting controls, and consultation on financial and tax accounting and reporting matters. Our Audit Committee has considered all fees provided by Ernst & Young LLP to us and concluded their involvement is compatible with maintaining their independence.

     Fees for fiscal years ended December 31, 2004 and 2003 were as follows:

	Fiscal Year 2004	Fiscal Year 2003
Audit Fees	$275,022	$190,500
Audit-Related Fees	20,412	10,770
Tax Fees(a)	29,266	20,863
All Other Fees	—	25,450

Total	$324,700	$247,583

(a)	Tax Fees are comprised of (a) $20,373 for tax compliance and $8,893 for tax consulting for the fiscal year ended December 31, 2004, and (b) $11,863 for tax compliance and $9,000 for tax consulting for the fiscal year ended December 31, 2003.

     Representatives of Ernst & Young LLP will be present at the annual meeting of stockholders, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

     The board of directors recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2005.

OTHER MATTERS

     The proxies intend to exercise their discretionary authority to vote on any stockholder proposals submitted at the 2005 annual meeting of stockholders as permitted by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended. Any stockholder proposal to be presented at the 2006 annual meeting of stockholders must have been received at our principal office to the attention of Stockholder Relations at 8401 North Central Expressway, Suite 800, Dallas, Texas 75225-4410 no later than November 5, 2005 in order to be included in the proxy statement and form of proxy for such meeting. The proposal must comply with SEC regulations under Rule 14a-8 of the Securities Exchange Act of 1934, as amended, regarding the inclusion of stockholder proposals in company-sponsored proxy materials. As to any proposal that a stockholder intends to present to stockholders other than by inclusion in our proxy statement for the 2006 annual meeting of stockholders, the proxies named in management’s proxy for that meeting will be entitled to exercise their discretionary authority on that proposal unless we receive notice of the matter to be proposed not later than January 19, 2006. Even if the proper notice is received on or prior to January 19, 2006, the proxies named in management’s proxy for that meeting may nevertheless exercise their discretionary authority with respect to such matter by advising stockholders of such proposal and how they intend to exercise their discretion to vote on such matter, unless the stockholder making the proposal solicits proxies with respect to the proposal to the extent required by Rule 14a-4(c)(2) under the Securities Exchange Act of 1934, as amended.

ADDITIONAL INFORMATION

     We file annual, quarterly and special reports, proxy statements and other information with the SEC at 450 Fifth Street NW, Washington, DC 20549. You may read and copy any reports, statements or other information we file at the SEC’s public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at (800) SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public from commercial document retrieval services and on the website maintained by the SEC at www.sec.gov. We make available on our website at www.capstead.com, free of charge, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and press releases, including amendments to such documents as soon as reasonably practicable after such materials are electronically filed or furnished to the SEC or otherwise publicly released. We also make available on our website free of charge charters for the committees of our board of directors, our Board of Directors Guidelines, our Code of Business Conduct and Ethics, our Financial Officer Code of Conduct and other company information, including amendments to such documents and waivers, if any, to the codes. Such information will be furnished upon written request to Capstead Mortgage Corporation, Attention: Stockholder Relations, 8401 North Central Expressway, Suite 800, Dallas, Texas 75225-4410.

     You should rely only on the information contained in this proxy statement to vote on the election of directors and the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ended December 31, 2005. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated March 11, 2005. You should not assume that the information contained in this proxy statement is accurate as of any date other than such date, and neither the mailing of this proxy statement to stockholders nor the election of the nominees described herein or the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm will create any implication to the contrary.

By order of the board of directors,

Phillip A. Reinsch
Secretary

March 11, 2005

CAPSTEAD MORTGAGE CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

Thursday, April 21, 2005
9:00 a.m.

DoubleTree Hotel
8250 N. Central Expressway
Dallas, Texas 75206

The DoubleTree Hotel is accessible only by traveling
north on the service road from Caruth Haven Lane.

Capstead Mortgage Corporation
8401 N. Central Expressway, Suite 800
Dallas, Texas 75225-4410

Proxy

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS
OF CAPSTEAD MORTGAGE CORPORATION

Proxy for Annual Meeting of Stockholders to be held April 21, 2005

The undersigned, a stockholder of Capstead Mortgage Corporation, a Maryland corporation, hereby appoints Andrew F. Jacobs and Bethany L. Lee, as proxies, each with the power of substitution to vote the shares of common stock, which the undersigned would be entitled to vote if personally present at the annual meeting of stockholders to be held at 9:00 a.m., Dallas time, on April 21, 2005 at 8250 North Central Expressway, Dallas, Texas and at any adjournment of the meeting. I hereby acknowledge receipt of the notice of annual meeting and proxy statement dated March 11, 2005.

This proxy, when properly completed and returned, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES FOR DIRECTOR NAMED HEREIN, FOR PROPOSAL 2 AND, IN THE DISCRETION OF THE PROXYHOLDER, ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, OR ANY ADJOURNMENT OF THE MEETING.

DO NOT FOLD, STAPLE OR MUTILATE

PLEASE RETURN PROMPTLY IN THE ENCLOSED ENVELOPE,
WHICH REQUIRES NO POSTAGE IF MAILED IN THE U.S.A.
PLEASE VOTE YOUR PROXY PROMPTLY

(continued and to be signed and dated on reverse side)

COMPANY #

There are three ways to vote your Proxy

NOTE — IF VOTING BY TELEPHONE OR INTERNET

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned the proxy card.

VOTE BY TELEPHONE — TOLL FREE — 1-800-560-1965 — QUICK *** EASY *** IMMEDIATE

•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on April 20, 2005.

•	Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the recording provides you.

VOTE BY INTERNET — http://www.eproxy.com/cmo/ — QUICK *** EASY *** IMMEDIATE

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on April 20, 2005.

•	Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL — POSTAGE-PAID ENVELOPE PROVIDED

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.

If you vote by Telephone or Internet, please do not mail your Proxy Card
▼ Please detach here ▼

1.	The election of	01 Andrew F. Jacobs	04 Michael G. O’Neil
		02 Gary Keiser	05 Howard Rubin
		03 Paul M. Low	06 Mark S. Whiting

☐	FOR	☐	WITHHOLD AUTHORITY
	all nominees listed (except as marked)		for all nominees listed

to the board of directors, to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified.

To withhold authority to vote for any individual nominee or nominees, write the appropriate number or numbers in the box provided to the right.

2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2005.	☐	For	☐	Against	☐	Abstain

In the discretion of such proxies, upon such other business as may properly come before the annual meeting or any adjournment of the meeting, including any matter of which we did not receive timely notice as provided by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

WE BELIEVE VOTING “FOR” EACH OF THE ABOVE PROPOSALS IS IN THE BEST INTEREST OF OUR STOCKHOLDERS AND RECOMMEND THAT YOU VOTE “FOR” EACH OF THE ABOVE PROPOSALS.

Address Change? Mark Box Indicate changes below:	☐	☐	I plan to attend the meeting.

Dated                                                              , 2005

(Signature of Stockholder(s))

(NOTE: If voting by mail, please sign exactly as your name(s) appear on the label. If more than one name appears, all persons so designated should sign. When signing in a representative capacity, please give your full title.)